UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-22987

Pioneer ILS Interval Fund
(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109
(Address of principal executive offices) (ZIP code)

Christopher J. Kelley, Amundi Asset Management, Inc.,
60 State Street, Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 742-7825
Date of fiscal year end: October 31, 2023
Date of reporting period: November 1, 2022 through April 30, 2023

Form N‑CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e‑1 under the Investment Company Act of 1940 (17 CFR 270.30e‑1). The Commission may use the information provided on Form N‑CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N‑CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N‑CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Pioneer ILS Interval Fund
Semiannual Report  |  April 30, 2023

Ticker Symbol: XILSX

visit us: www.amundi.com/us

Pioneer ILS Interval Fund | Semiannual Report | 4/30/231

President’s Letter
Dear Shareholders,
On February 13, 2023, Amundi US celebrated the 95th anniversary of Pioneer Fund, the second-oldest mutual fund in the United States. We recognized the anniversary with ringing of the closing bell at the New York Stock Exchange, which seemed fitting for this special milestone.
Pioneer Fund was launched on February 13, 1928 by Phil Carret, one of the earliest proponents of value investing and a leading innovator in the asset management industry. Mr. Carret began investing in the 1920s and founded Pioneer Investments (now Amundi US) in 1928, and was one of the first investors to realize he could uncover value through rigorous, innovative, fundamental research techniques.
Consistent with Mr. Carret’s investment approach and employing many of the same techniques utilized in the 1920s, Amundi US's portfolio managers have adapted Mr. Carret’s philosophy to a new age of “active” investing.
The last few years have seen investors face some unprecedented challenges, from a global pandemic that shuttered much of the world’s economy for months, to geopolitical strife, to rising inflation that has reached levels not seen in decades. Now, more than ever, Amundi US believes active management – that is, making active investment decisions across all of our portfolios – can help mitigate risk during periods of market volatility.
At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating frequently with the management teams of the companies and other entities issuing the securities, and working together to identify those securities that we believe best meet our investment criteria for our family of funds. Our risk management approach begins with each security under consideration, as we strive to develop a deep understanding of the potential opportunity, while considering any potential risk factors.
Today, as shareholders, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
2Pioneer ILS Interval Fund | Semiannual Report | 4/30/23

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
June 2023
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer ILS Interval Fund | Semiannual Report | 4/30/233

Portfolio Management Discussion  |  4/30/23
In the following interview, Chin Liu discusses the factors that affected the performance of the Pioneer ILS Interval Fund during the six-month period ended April 30, 2023. Mr. Liu, Managing Director, Director of Insurance-Linked Securities (ILS), Fixed-Income Solutions and Responsible Investment Research, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), is responsible for the day-to-day management of the Fund.
Q	How did the Fund perform during the six-month period ended April 30, 2023?
A	Pioneer ILS Interval Fund returned 7.17% at net asset value (NAV) during the six-month period ended April 30, 2023, while the Fund’s benchmark, the ICE Bank of America (ICE BofA) 3-month US Treasury Bill Index, returned 2.09%.
Q	What were some key factors that affected the performance of ILS, and the Fund’s performance, during the six-month period ended April 30, 2023?
A	The Fund generated a solid return during the six-month period, benefiting, in particular, from developments in the ILS pricing environment, which is discussed below. However, several events affected the ILS market, and the Fund, during the period, including Winter Storm Elliott, a flooding event and cyclone in New Zealand, an earthquake in Turkey, and a few severe convective storms in the United States.
Starting in late-December 2022, Winter Storm Elliot had an effect on approximately 30 states in the US. The event started in the Pacific Northwest and intensified in the Great Lakes, before continuing into the Northeast, bringing blizzard conditions, strong winds, and brutally cold temperatures. In addition, New Zealand felt the effects of two events during the period: severe floods in late January/early February, followed by Cyclone Gabrielle in late March. The combined insured losses associated with those events is estimated at approximately $1.6 billion.
The Kahramanmaras Earthquake Sequence that struck Turkey and Syria in February caused over 56,900 deaths. Official estimates suggest that more than 160,000 buildings containing 520,000 apartments were either destroyed, damaged, or will need
4Pioneer ILS Interval Fund | Semiannual Report | 4/30/23

to be demolished after the earthquake. The preliminary estimates for insurance and reinsurance industry losses are approximately $3.5 billion.
Finally, several severe convective storms caused damage in a few states in the US. Most of the losses tended to be retained by insurance companies, with a modest effect on the reinsurance industry.
Q	How would you characterize the pricing environment in the ILS market during the six-month period ended April 30, 2023?
A	A significant capital supply/demand imbalance remained in place in the ILS market during the early part of the six-month period, primarily caused by two factors. First, insurance companies sought to have significantly more reinsurance coverage, largely driven by rising global inflation. At the same time, reinsurance companies, as well as available ILS capital, were unable to keep pace with the increased demand.
The industry has observed increased demand from insurers and reinsurers. In early September 2022, prior to Hurricane Ian (and prior to the start of the six-month period), two of the top five largest insurers, Allstate and State Farm, advised the market that they each needed to sponsor $1 billion more reinsurance for their 2023 transactions. Other insurers made similar announcements as well. Prior to Hurricane Ian, third-party market observers estimated that there was a gap between available and needed capital of roughly $20 to $30 billion. Hurricane Ian only widened that gap, further increasing the supply/demand imbalance.
While demand increased, many reinsurance companies experienced negative effects on their balance sheets from macroeconomic factors, diminished investment returns, and mark-to-market losses on their fixed-income investments. (Mark-to-market involves recording the price or value of a security, portfolio, or account to reflect the current market value rather than the book value.) As a result and as expected, reinsurers were unable to deploy as much capacity as needed. Currency depreciation against the US dollar further reduced industry capacity, especially for the European “big four” reinsurers.
Pioneer ILS Interval Fund | Semiannual Report | 4/30/235

Due to the pronounced supply/demand imbalances, the pendulum shifted in favor of reinsurance companies and ILS market participants that had capital available to deploy. Those sources of capital, therefore, gained much greater pricing power and the ability to demand more favorable terms and conditions. Guy Carpenter’s US Property Catastrophe Rate-On-Line Index, a broad measure of catastrophe reinsurance pricing in the key United States marketplace, rose by 30.1% for the January 2023 renewals. We were able to take advantage of this opportunity at the January 1 (“1/1”) renewal – which is typically when roughly 60% of the global total reinsurance transactions for the year are finalized – to the Fund’s benefit.
Approximately 10% to 15% of annual transactions renewed in April 2023, with Japan a primary focus. The reinsurance industry achieved Rate on Line (ROL) improvements of approximately 20% for loss-free Japanese Typhoon and Earthquake deals, along with increased retention levels. The rising prices followed four consecutive years of double-digit rate increases, and overall pricing is up by more than 60% since 2018. The Asia-Pacific market has been encountering many of the same industry challenges related to supply/demand imbalance dynamics, including high levels of inflation and select loss events.
Q	How did you manage the Fund’s portfolio during the six-month period ended April 30, 2023?
A	In managing the Fund during the period, we maintained a steady investment approach that attempts to keep the portfolio well diversified* across different regions and perils, with a focus on sponsor quality and deal structure. We also seek to avoid investing in the riskiest layers of the ILS market. Our goal is to have the Fund’s portfolio broadly reflect the risks and returns associated with the reinsurance industry, to collect sufficient premiums to offset a reasonable level of losses, and to deliver an attractive return for the Fund’s investors.
We have typically not invested the Fund in every new ILS deal; instead, we have continued to employ a due diligence process to evaluate each investment, seeking to identify the appropriate structure as well as potential alignment of interest between the
*	Diversification does not assure a profit nor protect against loss.
6Pioneer ILS Interval Fund | Semiannual Report | 4/30/23

Fund and the ceding insurer. We believe this approach may enable the Fund to avoid potential conflicts of interest. In addition, we believe that policy could help limit the Fund’s exposures to the idiosyncratic risks associated with holding large positions with one reinsurer. We have remained focused on seeking to add value to the Fund through our security selection process, by paying rigorous attention to sourcing investments that offer what we believe are attractive yields, and through careful management of the portfolio’s risk profile.
Q	Did the Fund invest in any derivative securities in the six-month period ended on April 30, 2023? If so, did they have any effect on performance?
A	We invested the portfolio in some forward foreign currency contracts (currency forwards) in an effort to hedge the risk of having investments denominated in non-US dollar currencies. This aspect of our approach had no material effect on the Fund’s performance during the six-month period.
Q	Could you discuss the Fund’s distributions** to shareholders during the six-month period ended April 30, 2023?
A	The Fund does not distribute income monthly. Instead, distributions are determined each year based on the premiums earned from the portfolio’s investments over the previous 12 months. In November 2022, the Fund paid a dividend** of $0.2171 per share. There was an adjustment made to the Fund’s NAV to reflect the annual dividend payout. The November 2022 dividend represented an increase over the November 2021 dividend payment of $0.1675 per share. The next distribution is scheduled to occur in November 2023.
Q	What is your outlook for the ILS market?
A	We believe the positive pricing trends in ILS can remain in place as the hard market continues. A “hard market” is generally defined as a time when the price per unit-of-risk has significantly increased relative to the underlying risk exposure. Such a market condition has historically represented a more attractive point in the reinsurance pricing cycle to deploy capital.
**	Distributions/dividends are not guaranteed.
Pioneer ILS Interval Fund | Semiannual Report | 4/30/237

Since the bottom of the last “soft” market, which occurred in 2017, the ILS market has experienced a cumulative pricing increase of more than 80%.
One of the main value propositions for ILS has continued to be that the source of risk and return for the asset class has remained structurally uncorrelated with the performance of the vast majority of other asset classes. That characteristic continued to exhibit itself throughout 2022 and over the first four months of 2023, especially when compared to the market volatility in stocks, bonds, and other traditional asset classes. Since inception, the Fund has exhibited little to no correlation to the broader capital markets.
The majority of the calendar-year return stream in the ILS marketplace has tended to occur in the second half of the year, driven by seasonality. In years with normal loss activity, approximately 60% to 70% of the annual return for ILS has come in the second half of the year. Therefore, we see the potential for solid returns for the ILS asset class later in 2023. Of course, past performance is no guarantee of future results.
8Pioneer ILS Interval Fund | Semiannual Report | 4/30/23

Please refer to the Schedule of Investments on pages 15–28 for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, market disruptions caused by tariffs, trade disputes or other government actions, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
Certain fees and expenses are associated with an investment in Pioneer ILS Interval Fund.
The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment.
The Fund is not a complete investment program.
The Fund is operated as an interval fund, meaning the Fund will seek to conduct quarterly repurchase offers for a percentage of the Fund’s outstanding shares. Although the Fund will make quarterly repurchase offers, the Fund’s shares should be considered illiquid.
The Fund invests primarily in insurance-linked securities (“ILS”). ILS include event-linked bonds, quota share instruments (also known as “reinsurance sidecars”), collateralized reinsurance investments, industry loss warranties and other insurance and reinsurance-related securities.
The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest and/or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of the security. Trigger events may include natural or other perils of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount.
ILS may expose the Fund to other risks, including, but not limited to, issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. The Fund has limited transparency into the individual contracts underlying certain ILS, which may make the risk assessment of such securities more difficult.
Pioneer ILS Interval Fund | Semiannual Report | 4/30/239

The size of the ILS market may change over time, which may limit the availability of ILS for investment. The availability of ILS in the secondary market may also be limited.
ILS in which the Fund invests may have limited liquidity or may be illiquid and, therefore, may be impossible or difficult to purchase, sell, or unwind. ILS also may be difficult to value.
The values of Fund holdings may go up or down, due to market conditions, inflation, changes in interest or currency rates, lack of liquidity in the financial markets or adverse investor sentiment.
Investments in high yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity, and possibility of default.
The market price of securities may fluctuate when interest rates change. When interest rates rise, the prices of fixed income securities held by the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities held by the Fund will generally rise.
The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate), or SOFR (Secured Overnight Financing Rate). Plans are underway to phase out the use of LIBOR. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund, issuers of instruments in which the Fund invests, and financial markets generally.
Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.
The Fund may use derivatives, such as swaps, inverse floating-rate obligations and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on the Fund’s performance. Derivatives may have a leveraging effect.
Investing in foreign and/or emerging market securities involves risks relating to interest rates, currency exchange rates, and economic and political conditions.
To the extent the Fund invests a significant percentage of its assets in a single industry, such as the financial segment, the Fund may be particularly susceptible to adverse economic, regulatory or other events affecting that industry and may be more risky than a Fund that does not concentrate in an industry.
10Pioneer ILS Interval Fund | Semiannual Report | 4/30/23

As a non-diversified Fund, the Fund can invest a higher percentage of its assets in the securities of any one or more issuers than a diversified fund. Being nondiversified may magnify the Fund’s losses from adverse events affecting a particular issuer.
Please see a prospectus for a complete discussion of the Fund’s risks.
For more information on this or any Pioneer fund, please visit amundi.com/usinvestors or call 1-800-622-9876. This material must be preceded or accompanied by the Fund's current prospectus or summary prospectus. Before investing, consider the product's investment objectives, risks, charges, and expenses. Read it carefully.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer ILS Interval Fund | Semiannual Report | 4/30/2311

Portfolio Summary  |  4/30/23
Portfolio Diversification

(As a percentage of total investments)*
Sector Diversification by Risk

(As a percentage of total investments)*
+ Amount rounds to less than 0.1%.
10 Largest Holdings

(As a percentage of total investments)*
1.	Gullane Re 2023, 12/31/28	7.25%
2.	Thopas Re 2023, 12/31/28	7.03
3.	Berwick Re 2023, 12/31/28	5.59
4.	Merion Re 2022-2, 12/31/27	4.38
5.	Torricelli Re 2022, 6/30/28	4.11
6.	Carnoustie Re 2023, 12/31/28	3.28
7.	Clearwater Re 2022, 3/31/28	3.20
8.	Pangaea Re 2023-1, 12/31/28	3.10
9.	Viribus Re 2023, 12/31/28	3.04
10.	Sector Re V, Series GL-R, 3/1/27 (144A)	2.99

*	Excludes short-term investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.
12Pioneer ILS Interval Fund | Semiannual Report | 4/30/23

Prices and Distributions  |  4/30/23
Net Asset Value per Share
	4/30/23	10/31/22
Net Asset Value	$8.45	$8.10
Distributions
	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains
11/1/22 – 4/30/23	$0.2171	$—	$—
The data shown above represents past performance, which is no guarantee of future results.
Index Definition
The ICE Bank of America (ICE BofA) 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days, that assumes reinvestment of all income. Indices are unmanaged and their returns assume reinvestment of dividends and do not reflect any fees or expenses associated with a closed-end interval fund. It is not possible to invest directly in an index.
The index defined here pertains to the “Value of $1,000,000 Investment” chart appearing on page 14.
Pioneer ILS Interval Fund | Semiannual Report | 4/30/2313

Performance Update  |  4/30/23
Investment Returns

The mountain chart on the right shows the change in market value, including the reinvestment of dividends and distributions, of a $1,000,000 investment made in common shares of Pioneer ILS Interval Fund during the periods shown, compared to that of the ICE Bank of America (ICE BofA) 3-Month U.S. Treasury Bill Index.*
Average Annual Total Return (As of April 30, 2023)
Period	Net Asset Value (NAV)	ICE BofA 3-Month U.S. Treasury Bill Index
Life of Fund (12/22/14)	2.72%	1.04%
5 Years	1.95	1.44
1 Year	3.71	2.81
Expense Ratio (Per prospectus dated March 1, 2023)
Gross
1.88%
Value of $1,000,000 Investment
Call 1-844-391-3034 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share. Performance, including short-term performance, is not indicative of future results. All results are historical and assume the reinvestment of dividends and capital gains.
The Fund does not assess a sales charge. Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
* Performance of common shares of the Fund shown in the graph above is from the inception of common shares on 12/22/14 through 04/30/23. Index information shown in the graph above is from 12/31/14 through 04/30/23.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions.
Please refer to the financial highlights for a more current expense ratio.
14Pioneer ILS Interval Fund | Semiannual Report | 4/30/23

Schedule of Investments  |  4/30/23
(unaudited)

Principal Amount USD ($)		Value
	Insurance-Linked Securities — 98.4% of Net Assets#
	Event Linked Bonds — 17.7%
	Earthquakes – California — 0.3%
2,000,000(a)	Sutter Re, 10.03%, (3 Month U.S. Treasury Bill + 500 bps), 5/23/23 (144A)	$ 1,999,800
	Earthquakes – Chile — 0.1%
750,000(a)	International Bank for Reconstruction & Development, 9.575%, (SOFR + 475 bps), 3/31/26 (144A)	$ 768,375
	Flood – U.S. — 3.8%
12,000,000(a)	FloodSmart Re, 16.28%, (3 Month U.S. Treasury Bill + 1,125 bps), 2/25/25 (144A)	$ 11,236,800
9,950,000(a)	FloodSmart Re, 18.61%, (3 Month U.S. Treasury Bill + 1,358 bps), 3/1/24 (144A)	9,347,030
2,450,000(a)	FloodSmart Re, 21.28%, (1 Month U.S. Treasury Bill + 1,625 bps), 3/11/26 (144A)	2,448,040
3,000,000(a)	FloodSmart Re, 22.36%, (3 Month U.S. Treasury Bill + 1,733 bps), 3/1/24 (144A)	2,517,000
750,000(a)	FloodSmart Re, 26.53%, (1 Month U.S. Treasury Bill + 2,150 bps), 3/11/26 (144A)	749,250
		$26,298,120

	Health – U.S. — 0.1%
1,000,000(a)	Vitality Re XIV, 8.53%, (3 Month U.S. Treasury Bill + 350 bps), 1/5/27 (144A)	$ 999,400
	Multiperil – Florida — 0.0%†
250,000(a)	Sanders Re II, 10.82%, (3 Month U.S. Treasury Bill + 579 bps), 6/7/23 (144A)	$ 246,250
	Multiperil – Japan — 0.1%
500,000(a)	Umigame Re Pte, 9.78%, (3 Month U.S. Treasury Bill + 475 bps), 4/7/25 (144A)	$ 475,850
	Multiperil – U.S. — 3.8%
1,250,000(a)	Blue Halo Re, 14.78%, (3 Month U.S. Treasury Bill + 975 bps), 2/24/25 (144A)	$ 907,875
1,800,000(a)	Bonanza Re, 9.90%, (3 Month U.S. Treasury Bill + 487 bps), 2/20/24 (144A)	1,550,520
1,600,000(a)	Caelus Re VI, 10.41%, (3 Month U.S. Treasury Bill + 538 bps), 6/7/23 (144A)	1,583,840
2,944,000(a)	Caelus Re VI, 10.41%, (3 Month U.S. Treasury Bill + 538 bps), 6/7/24 (144A)	2,835,366
The accompanying notes are an integral part of these financial statements.
Pioneer ILS Interval Fund | Semiannual Report | 4/30/2315

Schedule of Investments  |  4/30/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Multiperil – U.S. — (continued)
3,000,000(a)	Four Lakes Re, 15.19%, (3 Month U.S. Treasury Bill + 1,016 bps), 1/5/24 (144A)	$ 2,776,200
350,000(a)	Hypatia, 14.53%, (3 Month U.S. Treasury Bill + 950 bps), 4/8/26 (144A)	349,650
4,000,000(a)	Matterhorn Re, 12.59%, (SOFR + 775 bps), 3/24/25 (144A)	3,658,000
1,000,000(a)	Merna Re II, 12.78%, (3 Month U.S. Treasury Bill + 775 bps), 7/7/26 (144A)	998,500
107,524(a)	Residential Reinsurance Re 2016 , 5.53%, (3 Month U.S. Treasury Bill + 50 bps), 6/6/23 (144A)	11
2,500,000(a)	Residential Reinsurance Re 2019, 17.42%, (3 Month U.S. Treasury Bill + 1,239 bps), 12/6/23 (144A)	2,398,500
2,250,000(a)	Residential Reinsurance Re 2020, 13.01%, (3 Month U.S. Treasury Bill + 798 bps), 12/6/24 (144A)	2,127,375
4,500,000(a)	Residential Reinsurance Re 2021, 16.94%, (3 Month U.S. Treasury Bill + 1,191 bps), 12/6/25 (144A)	4,042,350
3,000,000(a)	Sanders Re II, 9.28%, (3 Month U.S. Treasury Bill + 425 bps), 4/7/24 (144A)	2,963,700
250,000(a)	Sanders Re III, 10.78%, (3 Month U.S. Treasury Bill + 575 bps), 4/7/27 (144A)	251,000
		$26,442,887

	Multiperil – U.S. & Canada — 5.5%
500,000(a)	Kilimanjaro III Re, 9.59%, (3 Month U.S. Treasury Bill + 456 bps), 4/20/26 (144A)	$ 435,500
2,250,000(a)	Kilimanjaro III Re, 17.39%, (3 Month U.S. Treasury Bill + 1,236 bps), 4/21/25 (144A)	1,867,500
2,250,000(a)	Kilimanjaro III Re, 17.39%, (3 Month U.S. Treasury Bill + 1,236 bps), 4/20/26 (144A)	1,726,875
250,000(a)	Matterhorn Re, 10.541%, (SOFR + 575 bps), 12/8/25 (144A)	219,825
1,750,000(a)	Mona Lisa Re, 12.03%, (3 Month U.S. Treasury Bill + 700 bps), 7/8/25 (144A)	1,576,225
2,000,000(a)	Mona Lisa Re, 17.53%, (3 Month U.S. Treasury Bill + 1,250 bps), 1/8/26 (144A)	2,033,800
12,000,000(a)	Mystic Re IV, 11.16%, (3 Month U.S. Treasury Bill + 613 bps), 1/8/25 (144A)	10,924,800
7,650,000(a)	Mystic Re IV, 11.69%, (3 Month U.S. Treasury Bill + 1,160 bps), 1/8/25 (144A)	6,637,140
7,000,000(a)	Mystic Re IV, 14.78%, (3 Month U.S. Treasury Bill + 975 bps), 1/8/24 (144A)	6,765,500
2,500,000(a)	Tailwind Re, 11.78%, (3 Month U.S. Treasury Bill + 675 bps), 1/8/25 (144A)	2,259,750
The accompanying notes are an integral part of these financial statements.
16Pioneer ILS Interval Fund | Semiannual Report | 4/30/23

Principal Amount USD ($)		Value
	Multiperil – U.S. & Canada — (continued)
1,500,000(a)	Tailwind Re, 13.78%, (3 Month U.S. Treasury Bill + 875 bps), 1/8/25 (144A)	$ 1,366,200
2,500,000(a)	Tailwind Re, 16.78%, (3 Month U.S. Treasury Bill + 1,175 bps), 1/8/25 (144A)	2,222,000
511,000(a)	Vista Re, 11.39%, (3 Month U.S. Treasury Bill + 636 bps), 5/21/24 (144A)	478,807
		$38,513,922

	Multiperil – U.S. Regional — 0.5%
250,000(a)	First Coast Re II Pte, 10.69%, (3 Month U.S. Treasury Bill + 566 bps), 6/7/23 (144A)	$ 248,675
4,000,000(a)	Matterhorn Re, 10.03%, (3 Month U.S. Treasury Bill + 500 bps), 1/8/24 (144A)	3,360,000
		$3,608,675

	Multiperil – Worldwide — 0.1%
500,000(a)	Northshore Re II, 13.155%, (3 Month U.S. Treasury Bill + 813 bps), 7/7/23 (144A)	$ 496,150
	Windstorm – Florida — 1.1%
7,000,000(a)	First Coast Re III Pte, 11.21%, (3 Month U.S. Treasury Bill + 618 bps), 4/7/25 (144A)	$ 6,242,600
250,000(a)	Integrity Re II Pte, 12.555%, (3 Month USD LIBOR + 753 bps), 4/12/28 (144A)	150,000
1,750,000(a)	Merna Re II, 10.53%, (3 Month U.S. Treasury Bill + 550 bps), 7/8/24 (144A)	1,487,500
		$7,880,100

	Windstorm – Japan — 0.7%
4,750,000(a)	Sakura Re, 7.28%, (3 Month U.S. Treasury Bill + 225 bps), 4/7/25 (144A)	$ 4,537,200
	Windstorm – North Carolina — 0.1%
1,000,000(a)	Cape Lookout Re, 10.03%, (3 Month U.S. Treasury Bill + 500 bps), 3/28/25 (144A)	$ 954,700
	Windstorm – U.S. — 1.0%
1,300,000(a)	Alamo Re, 13.53%, (1 Month U.S. Treasury Bill + 850 bps), 6/7/26 (144A)	$ 1,299,350
1,000,000(a)	Bonanza Re, 10.78%, (3 Month U.S. Treasury Bill + 575 bps), 3/16/25 (144A)	827,500
The accompanying notes are an integral part of these financial statements.
Pioneer ILS Interval Fund | Semiannual Report | 4/30/2317

Schedule of Investments  |  4/30/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Windstorm – U.S. — (continued)
2,000,000(a)	Cape Lookout Re, 11.53%, (1 Month U.S. Treasury Bill + 650 bps), 4/28/26 (144A)	$ 1,999,000
2,700,000(a)	Merna Re II, 10.25%, (3 Month U.S. Treasury Bill + 1,025 bps), 7/7/26 (144A)	2,698,650
		$6,824,500

	Windstorm – U.S. Regional — 0.1%
1,000,000(a)	Citrus Re, 14.215%, (3 Month U.S. Treasury Bill + 900 bps), 6/7/26 (144A)	$ 1,000,000
	Winterstorm – Florida — 0.4%
1,000,000(a)	Integrity Re, 17.03%, (1 Month U.S. Treasury Bill + 1,200 bps), 6/6/25 (144A)	$ 999,200
2,000,000(a)	Lightning Re, 16.03%, (3 Month U.S. Treasury Bill + 1,100 bps), 3/31/26 (144A)	2,028,800
		$3,028,000

	Total Event Linked Bonds	$124,073,929

Face Amount USD ($)
	Collateralized Reinsurance — 16.7%
	Multiperil – Massachusetts — 0.3%
1,000,250(b)(c)+	Ailsa Re 2022, 5/31/28	$ 1,007,903
750,000(b)(c)+	Portsalon Re 2022, 5/31/28	687,690
		$1,695,593

	Multiperil – U.S. — 6.8%
6,410,084(b)(c)+	Ballybunion Re 2020, 2/29/24	$ 724,173
13,944,962(b)(c)+	Ballybunion Re 2022, 12/31/27	264,264
8,471,244(b)(c)+	Ballybunion Re 2022-2, 5/31/28	8,602,632
1,053,631(b)(c)+	Ballybunion Re 2022-3, 6/30/28	1,084,239
19,066,714(b)(c)+	Ballybunion Re 2023, 12/31/28	19,169,646
15,000,000(b)(c)+	Gamboge Re, 3/31/29	12,856,573
4,994,779(b)(c)+	Maidstone Re 2018, 1/31/24	—
1,000,000(b)(c)+	Port Royal Re 2022, 4/30/28	997,761
3,062,750(b)(c)+	Riviera Re 2017, 4/30/24	393,257
11,084,286(b)(c)+	Riviera Re 2018-2, 4/30/24	3,060,657
		$47,153,202

	Multiperil – Worldwide — 9.2%
5,275,000(b)(c)+	Amaranth Re 2023, 12/31/28	$ 4,689,885
10,000,000(b)(c)+	Cerulean Re 2018-B1, 7/31/23	—
The accompanying notes are an integral part of these financial statements.
18Pioneer ILS Interval Fund | Semiannual Report | 4/30/23

Face Amount USD ($)		Value
	Multiperil – Worldwide — (continued)
2,250,000(b)(c)+	Clarendon Re 2023, 12/31/28	$ 2,123,465
4,537,500(b)(c)+	Cypress Re 2017, 1/31/24	454
11,935,217(b)(c)+	Dartmouth Re 2018, 1/31/24	2,134,299
7,900,000(b)(c)+	Dartmouth Re 2021, 12/31/24	4,496,680
7,900,000(c)+	Dartmouth Re 2022, 12/31/27	404,480
8,999,880(b)(c)+	Kingston Heath Re 2021, 12/31/24	1,658,610
7,300,000(b)(c)+	Kingston Heath Re 2022, 12/31/27	2,501,564
2,608,000(b)(c)+	Limestone Re 2019-2, 10/1/23 (144A)	87,107
194,000(b)(c)+	Limestone Re 2019-2, 10/1/23 (144A)	6,848
1,539,000(c)+	Limestone Re 2020-1, 3/1/24 (144A)	—
5,273,540(b)(c)+	Lindrick Re 2018, 6/15/23	2,598,509
10,750,000(b)(c)+	Merion Re 2023-1, 12/31/28	9,974,105
9,250,000(b)(c)+	Old Head Re 2022, 12/31/27	4,625,000
9,000,000(b)(c)+	Old Head Re 2023, 12/31/28	7,027,934
3,000,000(b)(c)+	Pine Valley Re 2023, 12/31/28	1,273,770
7,750,000(b)(c)+	Porthcawl Re 2023, 12/31/28	6,656,434
5,150,000(b)(c)+	Portsalon Re 2021, 6/30/25	3,362,424
5,000,000(b)(c)+	Resilience Re, 5/1/23	—
8,050,000(b)(c)+	Walton Health Re 2019, 6/30/23	4,368,465
5,250,000(b)(c)+	Walton Health Re 2022, 12/15/27	5,122,914
9,650,000(b)(c)+	Walton Heath Re 2021, 1/15/24	1,194,438
		$64,307,385

	Windstorm – Florida — 0.2%
8,569,000(b)(c)+	Formby Re 2018, 2/29/24	$ 274,410
5,500,405(b)(c)+	Portrush Re 2017, 6/15/23	1,169,936
		$1,444,346

	Windstorm – U.S. — 0.0%†
7,700,000(c)+	Shadow Creek Re 2022, 6/30/28	$ 110,110
	Windstorm – U.S. Multistate — 0.0%†
5,700,000(c)+	White Heron Re 2022, 5/31/28	$ 231,990
	Windstorm – U.S. Regional — 0.2%
11,521,321(c)+	Oakmont Re 2020, 4/30/24	$ —
4,874,600(b)(c)+	Oakmont Re 2022, 4/1/28	1,533,089
		$1,533,089

	Total Collateralized Reinsurance	$116,475,715

	Reinsurance Sidecars — 64.0%
	Multiperil – U.S. — 3.6%
19,250,000(b)(c)+	Carnoustie Re 2020, 12/31/23	$ 2,220,061
21,755,605(b)(c)+	Carnoustie Re 2023, 12/31/28	22,529,478
The accompanying notes are an integral part of these financial statements.
Pioneer ILS Interval Fund | Semiannual Report | 4/30/2319

Schedule of Investments  |  4/30/23
(unaudited) (continued)
Face Amount USD ($)		Value
	Multiperil – U.S. — (continued)
33,700,000(b)(d)+	Harambee Re 2018, 12/31/24	$ —
27,831,163(b)(d)+	Harambee Re 2019, 12/31/24	44,530
27,000,000(b)(d)+	Harambee Re 2020, 12/31/23	380,700
		$25,174,769

	Multiperil – U.S. Regional — 0.0%†
5,110,275(b)(c)+	Brotherhood Re, 1/31/24	$ —
	Multiperil – Worldwide — 60.4%
4,200(c)+	Alturas Re 2019-1, 3/10/24 (144A)	$ 19,207
85,044(d)+	Alturas Re 2019-2, 3/10/24	28,932
186,581(d)+	Alturas Re 2019-3, 9/12/23	2,332
506,411(c)+	Alturas Re 2020-1A, 3/10/24 (144A)	—
694,693(c)+	Alturas Re 2020-1B, 3/10/24 (144A)	—
1,171,512(d)+	Alturas Re 2020-2, 3/10/24	23,079
2,000,000(d)+	Alturas Re 2020-3, 9/30/24	—
9,000,000(b)(d)+	Alturas Re 2021-2, 12/31/24	—
7,273,599(b)(d)+	Alturas Re 2021-3, 7/31/25	1,174,686
7,796,973(b)(d)+	Alturas Re 2022-2, 12/31/27	2,934,001
22,000,000(c)+	Bantry Re 2019, 12/31/24	374,400
30,000,000(b)(c)+	Bantry Re 2021, 12/31/24	2,681,777
21,715,174(b)(c)+	Bantry Re 2022, 12/31/27	2,537,655
18,000,000(b)(c)+	Bantry Re 2023, 12/31/28	18,706,986
38,460,846(b)(c)+	Berwick Re 2019-1, 12/31/24	6,134,505
51,030,677(b)(c)+	Berwick Re 2020-1, 12/31/23	5,103
49,420,000(b)(c)+	Berwick Re 2022, 12/31/27	3,150,943
37,362,868(b)(c)+	Berwick Re 2023, 12/31/28	38,456,805
2,750,000(b)(c)+	Clearwater Re 2020, 6/30/23	554,675
18,279,410(b)(c)+	Clearwater Re 2022, 3/31/28	22,015,721
2,830,000(b)(c)+	Eden Re II, 3/22/24 (144A)	766,930
1,988,789(b)(c)+	Eden Re II, 3/21/25 (144A)	1,032,181
3,340,000(b)(c)+	Eden Re II, 3/20/26 (144A)	2,470,932
12,500,000(b)(c)+	Eden Re II, 3/19/27 (144A)	12,866,250
22,970,000(b)(c)+	Gleneagles Re 2021, 12/31/24	2,297
17,548,844(b)(c)+	Gleneagles Re 2022, 12/31/27	9,139,162
47,710,184(c)+	Gullane Re 2018, 12/31/24	2,253,076
47,546,097(b)(c)+	Gullane Re 2023, 12/31/28	49,839,919
5,850,000(b)(c)+	Kingston Heath Re 2023, 12/31/28	4,908,759
3,500,000(b)(d)+	Lion Rock Re 2020, 1/31/24	—
3,500,000(b)(d)+	Lion Rock Re 2021, 12/31/24	732,550
13,577,448(b)(d)+	Lorenz Re 2019, 6/30/23	147,994
44,514,882(c)+	Merion Re 2018-2, 12/31/24	3,378,158
47,630,000(b)(c)+	Merion Re 2021-2, 12/31/24	9,359,295
The accompanying notes are an integral part of these financial statements.
20Pioneer ILS Interval Fund | Semiannual Report | 4/30/23

Face Amount USD ($)		Value
	Multiperil – Worldwide — (continued)
31,748,721(b)(c)+	Merion Re 2022-2, 12/31/27	$ 30,101,328
16,380,464(b)(c)+	Pangaea Re 2019-3, 7/1/23	589,220
28,383,000(b)(c)+	Pangaea Re 2021-3, 7/1/25	216,334
17,340,421(c)+	Pangaea Re 2022-1, 12/31/27	576,119
16,700,000(b)(c)+	Pangaea Re 2022-3, 5/31/28	17,284,500
20,400,000(b)(c)+	Pangaea Re 2023-1, 12/31/28	21,286,869
2,767,000(b)(c)+	Phoenix 3 Re 2023-3, 1/4/29	2,904,243
3,865,000(b)(c)+	RosaPenna Re 2021, 7/31/25	50,606
1,600,000(b)(c)+	RosaPenna Re 2022, 6/30/28	1,696,800
2,495,047(c)+	Sector Re V, 3/1/24 (144A)	1,223,376
20,526(c)+	Sector Re V, 3/1/24 (144A)	491,221
944,953(c)+	Sector Re V, 3/1/24 (144A)	463,331
287,975(c)+	Sector Re V, 12/1/24 (144A)	482,210
125,000(c)+	Sector Re V, 12/1/24 (144A)	209,311
60,000(b)(c)+	Sector Re V, 12/1/26 (144A)	281,234
109,836(b)(c)+	Sector Re V, 12/1/26 (144A)	514,827
17,959,262(c)+	Sector Re V, 3/1/27 (144A)	20,557,967
6,840,810(c)+	Sector Re V, 3/1/27 (144A)	7,246,919
8,321,941(b)(c)+	Sector Re V, 12/1/27 (144A)	8,940,142
33,083,230(c)+	Sussex Re 2020-1, 12/31/24	69,475
35,500,000(c)+	Sussex Re 2021-1, 12/31/24	1,434,200
20,750,000(b)(c)+	Sussex Re 2022, 12/31/27	3,535,800
16,586,501(d)+	Thopas Re 2019, 12/31/24	54,735
19,180,000(d)+	Thopas Re 2020, 12/31/23	—
40,000,000(d)+	Thopas Re 2021, 12/31/24	644,000
43,771,241(d)+	Thopas Re 2022, 12/31/27	726,603
45,672,917(b)(c)+	Thopas Re 2023, 12/31/28	48,299,110
28,214,522(d)+	Torricelli Re 2021, 7/31/25	1,170,987
26,000,000(b)(d)+	Torricelli Re 2022, 6/30/28	28,250,586
35,000,000(b)(c)+	Versutus Re 2018, 12/31/24	196,000
30,889,158(b)(c)+	Versutus Re 2019-A, 12/31/24	123,557
1,188,665(b)(c)+	Versutus Re 2019-B, 12/31/24	4,755
27,500,000(b)(d)+	Viribus Re 2018, 12/31/24	—
11,676,844(b)(d)+	Viribus Re 2019, 12/31/24	82,906
17,333,977(b)(d)+	Viribus Re 2020, 12/31/23	598,022
18,736,586(d)+	Viribus Re 2022, 12/31/27	921,840
19,000,000+	Viribus Re 2023, 12/31/28	20,875,300
The accompanying notes are an integral part of these financial statements.
Pioneer ILS Interval Fund | Semiannual Report | 4/30/2321

Schedule of Investments  |  4/30/23
(unaudited) (continued)
Face Amount USD ($)		Value
	Multiperil – Worldwide — (continued)
40,641,287(b)(c)+	Woburn Re 2018, 12/31/24	$ 897,214
17,003,469(b)(c)+	Woburn Re 2019, 12/31/24	2,942,974
		$421,642,931

	Total Reinsurance Sidecars	$446,817,700

	Total Insurance-Linked Securities (Cost $693,547,106)	$687,367,344

Shares
	SHORT TERM INVESTMENTS — 1.6% of Net Assets
	Open-End Fund — 1.6%
10,997,358(e)	Dreyfus Government Cash Management, Institutional Shares, 4.76%	$ 10,997,358
		$10,997,358

	TOTAL SHORT TERM INVESTMENTS (Cost $10,997,358)	$10,997,358

	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 100.0% (Cost $704,544,464)	$698,364,702
	OTHER ASSETS AND LIABILITIES — (0.0)%	$(160,060)
	net assets — 100.0%	$698,204,642

bps	Basis Points.
LIBOR	London Interbank Offered Rate.
SOFR	Secured Overnight Financing Rate.
(144A)	The resale of such security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers. At April 30, 2023, the value of these securities amounted to $181,733,922, or 26.0% of net assets.
(a)	Floating rate note. Coupon rate, reference index and spread shown at April 30, 2023.
(b)	Non-income producing security.
(c)	Issued as participation notes.
(d)	Issued as preference shares.
(e)	Rate periodically changes. Rate disclosed is the 7-day yield at April 30, 2023.
†	Amount rounds to less than 0.1%.
+	Security is valued using significant unobservable inputs (Level 3).
The accompanying notes are an integral part of these financial statements.
22Pioneer ILS Interval Fund | Semiannual Report | 4/30/23

#	Securities are restricted as to resale.
Restricted Securities	Acquisition date	Cost	Value
Ailsa Re 2022	6/30/2022	$967,081	$1,007,903
Alamo Re	4/12/2023	1,300,000	1,299,350
Alturas Re 2019-1	12/20/2018	4,200	19,207
Alturas Re 2019-2	12/19/2018	74,378	28,932
Alturas Re 2019-3	6/26/2019	186,581	2,332
Alturas Re 2020-1A	12/27/2019	407,641	—
Alturas Re 2020-1B	1/1/2020	664,383	—
Alturas Re 2020-2	1/1/2020	1,084,358	23,079
Alturas Re 2020-3	7/1/2020	—	—
Alturas Re 2021-2	12/29/2020	470,315	—
Alturas Re 2021-3	7/1/2021	2,059,637	1,174,686
Alturas Re 2022-2	1/18/2022	3,616,855	2,934,001
Amaranth Re 2023	1/27/2023	4,409,097	4,689,885
Ballybunion Re 2020	12/31/2019	439,872	724,173
Ballybunion Re 2022	3/9/2022	22,290	264,264
Ballybunion Re 2022-2	8/9/2022	8,471,244	8,602,632
Ballybunion Re 2022-3	8/5/2022	1,053,631	1,084,239
Ballybunion Re 2023	3/20/2023	19,066,714	19,169,646
Bantry Re 2019	2/1/2019	—	374,400
Bantry Re 2021	1/11/2021	3,110,339	2,681,777
Bantry Re 2022	2/2/2022	1,610,803	2,537,655
Bantry Re 2023	1/12/2023	18,000,000	18,706,986
Berwick Re 2019-1	12/31/2018	4,595,744	6,134,505
Berwick Re 2020-1	9/18/2020	—	5,103
Berwick Re 2022	12/28/2021	3,081,755	3,150,943
Berwick Re 2023	2/3/2023	37,362,868	38,456,805
Blue Halo Re	2/11/2022	1,250,000	907,875
Bonanza Re	1/27/2023	824,458	827,500
Bonanza Re	2/17/2023	1,587,146	1,550,520
Brotherhood Re	1/22/2018	824,597	—
Caelus Re VI	2/20/2020	2,931,806	2,835,366
Caelus Re VI	2/20/2020	1,599,812	1,583,840
Cape Lookout Re	3/16/2022	1,000,000	954,700
Cape Lookout Re	4/14/2023	2,000,000	1,999,000
Carnoustie Re 2020	7/16/2020	485,781	2,220,061
Carnoustie Re 2023	2/15/2023	21,755,605	22,529,478
Cerulean Re 2018-B1	9/10/2018	3,089,311	—
Citrus Re	4/27/2023	1,000,000	1,000,000
Clarendon Re 2023	3/20/2023	2,062,478	2,123,465
Clearwater Re 2020	6/19/2020	119,480	554,675
Clearwater Re 2022	2/10/2023	18,279,410	22,015,721
Cypress Re 2017	1/24/2017	15,250	454
Dartmouth Re 2018	1/18/2018	4,465,646	2,134,299
Dartmouth Re 2021	1/19/2021	2,954,173	4,496,680
Dartmouth Re 2022	1/26/2022	—	404,480
Eden Re II	9/28/2020	2,528,669	766,930
Eden Re II	1/25/2021	1,988,789	1,032,181
Eden Re II	1/21/2022	3,340,000	2,470,932
The accompanying notes are an integral part of these financial statements.
Pioneer ILS Interval Fund | Semiannual Report | 4/30/2323

Schedule of Investments  |  4/30/23
(unaudited) (continued)
Restricted Securities	Acquisition date	Cost	Value
Eden Re II	1/17/2023	$12,500,000	$12,866,250
First Coast Re II Pte	12/31/2020	250,116	248,675
First Coast Re III Pte	3/4/2021	7,000,000	6,242,600
FloodSmart Re	2/16/2021	9,935,694	9,347,030
FloodSmart Re	2/16/2021	3,000,000	2,517,000
FloodSmart Re	2/14/2022	12,000,000	11,236,800
FloodSmart Re	2/23/2023	2,450,000	2,448,040
FloodSmart Re	2/23/2023	750,000	749,250
Formby Re 2018	7/9/2018	26,627	274,410
Four Lakes Re	11/5/2020	3,000,000	2,776,200
Gamboge Re	4/24/2023	12,677,861	12,856,573
Gleneagles Re 2021	1/13/2021	420,351	2,297
Gleneagles Re 2022	1/18/2022	8,590,759	9,139,162
Gullane Re 2018	3/2/2018	—	2,253,076
Gullane Re 2023	1/20/2023	47,546,097	49,839,919
Harambee Re 2018	12/19/2017	715,477	—
Harambee Re 2019	12/20/2018	—	44,530
Harambee Re 2020	2/27/2020	—	380,700
Hypatia	3/27/2023	350,000	349,650
Integrity Re	3/23/2023	1,000,000	999,200
Integrity Re II Pte	3/18/2020	250,000	150,000
International Bank for Reconstruction & Development	3/17/2023	750,000	768,375
Kilimanjaro III Re	4/8/2021	2,250,000	1,867,500
Kilimanjaro III Re	4/8/2021	2,250,000	1,726,875
Kilimanjaro III Re	4/8/2021	500,000	435,500
Kingston Heath Re 2021	1/13/2021	2,759,500	1,658,610
Kingston Heath Re 2022	1/31/2022	1,576,246	2,501,564
Kingston Heath Re 2023	2/22/2023	4,457,700	4,908,759
Lightning Re	3/20/2023	2,000,000	2,028,800
Limestone Re 2019-2	6/20/2018	35,212	87,107
Limestone Re 2019-2	12/11/2020	143,252	6,848
Limestone Re 2020-1	12/27/2019	—	—
Lindrick Re 2018	6/21/2018	2,149,522	2,598,509
Lion Rock Re 2020	3/27/2020	42,912	—
Lion Rock Re 2021	3/1/2021	1,499,604	732,550
Lorenz Re 2019	6/26/2019	2,602,099	147,994
Maidstone Re 2018	1/8/2018	1,130,274	—
Matterhorn Re	1/29/2020	4,000,000	3,360,000
Matterhorn Re	12/15/2021	250,000	219,825
Matterhorn Re	3/10/2022	4,000,000	3,658,000
Merion Re 2018-2	12/28/2017	—	3,378,158
Merion Re 2021-2	12/28/2020	12,959,835	9,359,295
Merion Re 2022-2	3/1/2022	31,748,721	30,101,328
Merion Re 2023-1	1/13/2023	9,498,865	9,974,105
Merna Re II	6/8/2021	1,749,870	1,487,500
Merna Re II	4/5/2023	1,000,000	998,500
Merna Re II	4/5/2023	2,700,000	2,698,650
Mona Lisa Re	6/22/2021	1,750,000	1,576,225
The accompanying notes are an integral part of these financial statements.
24Pioneer ILS Interval Fund | Semiannual Report | 4/30/23

Restricted Securities	Acquisition date	Cost	Value
Mona Lisa Re	12/30/2022	$2,000,000	$2,033,800
Mystic Re IV	12/15/2020	7,000,000	6,765,500
Mystic Re IV	6/9/2021	11,982,902	10,924,800
Mystic Re IV	6/9/2021	6,234,399	6,637,140
Northshore Re II	2/7/2023	496,142	496,150
Oakmont Re 2020	12/3/2020	—	—
Oakmont Re 2022	5/9/2022	1,121,372	1,533,089
Old Head Re 2022	1/6/2022	6,966,675	4,625,000
Old Head Re 2023	1/11/2023	6,083,663	7,027,934
Pangaea Re 2019-3	7/10/2019	491,414	589,220
Pangaea Re 2021-3	6/17/2021	981,365	216,334
Pangaea Re 2022-1	1/11/2022	—	576,119
Pangaea Re 2022-3	6/27/2022	16,700,000	17,284,500
Pangaea Re 2023-1	1/23/2023	20,400,000	21,286,869
Phoenix 3 Re 2023-3	12/21/2020	2,480,783	2,904,243
Pine Valley Re 2023	1/24/2023	2,681,190	1,273,770
Port Royal Re 2022	6/3/2022	966,840	997,761
Porthcawl Re 2023	1/24/2023	6,132,150	6,656,434
Portrush Re 2017	6/12/2017	4,218,727	1,169,936
Portsalon Re 2021	8/3/2021	2,566,318	3,362,424
Portsalon Re 2022	7/20/2022	606,475	687,690
Residential Reinsurance Re 2016	4/28/2016	107,524	11
Residential Reinsurance Re 2019	11/5/2019	2,498,002	2,398,500
Residential Reinsurance Re 2020	10/30/2020	2,250,256	2,127,375
Residential Reinsurance Re 2021	10/28/2021	4,500,000	4,042,350
Resilience Re	2/8/2017	2,413	—
Riviera Re 2017	4/13/2017	2,695,500	393,257
Riviera Re 2018-2	4/10/2018	2,851,779	3,060,657
RosaPenna Re 2021	7/16/2021	—	50,606
RosaPenna Re 2022	9/6/2022	1,600,000	1,696,800
Sakura Re	3/24/2021	4,750,000	4,537,200
Sanders Re II	3/18/2020	3,000,921	2,963,700
Sanders Re II	5/6/2022	250,096	246,250
Sanders Re III	3/24/2023	250,000	251,000
Sector Re V	4/23/2019	1,451,423	1,223,376
Sector Re V	5/1/2019	73,763	491,221
Sector Re V	5/1/2019	644,952	463,331
Sector Re V	1/1/2020	8,330	482,210
Sector Re V	12/11/2020	20,858	209,311
Sector Re V	12/6/2021	60,000	281,234
Sector Re V	1/5/2022	109,836	514,827
Sector Re V	5/19/2022	17,959,262	20,557,967
Sector Re V	5/19/2022	6,840,810	7,246,919
Sector Re V	12/30/2022	8,321,941	8,940,142
Shadow Creek Re 2022	1/9/2023	—	110,110
Sussex Re 2020-1	1/21/2020	—	69,475
Sussex Re 2021-1	12/30/2020	1,089,422	1,434,200
Sussex Re 2022	1/27/2022	1,977,650	3,535,800
Sutter Re	6/30/2022	1,998,689	1,999,800
The accompanying notes are an integral part of these financial statements.
Pioneer ILS Interval Fund | Semiannual Report | 4/30/2325

Schedule of Investments  |  4/30/23
(unaudited) (continued)
Restricted Securities	Acquisition date	Cost	Value
Tailwind Re	12/29/2021	$2,500,000	$2,259,750
Tailwind Re	12/29/2021	1,500,000	1,366,200
Tailwind Re	12/29/2021	2,500,000	2,222,000
Thopas Re 2019	12/21/2018	—	54,735
Thopas Re 2020	12/30/2019	—	—
Thopas Re 2021	12/30/2020	—	644,000
Thopas Re 2022	2/7/2022	—	726,603
Thopas Re 2023	2/15/2023	45,672,917	48,299,110
Torricelli Re 2021	7/1/2021	—	1,170,987
Torricelli Re 2022	7/26/2022	26,000,000	28,250,586
Umigame Re Pte	6/18/2021	500,000	475,850
Versutus Re 2018	12/20/2017	—	196,000
Versutus Re 2019-A	1/28/2019	—	123,557
Versutus Re 2019-B	12/24/2018	—	4,755
Viribus Re 2018	12/22/2017	580,753	—
Viribus Re 2019	3/25/2019	—	82,906
Viribus Re 2020	12/30/2019	1,667,280	598,022
Viribus Re 2022	4/11/2022	—	921,840
Viribus Re 2023	2/2/2023	19,000,000	20,875,300
Vista Re	1/30/2023	473,820	478,807
Vitality Re XIV	1/25/2023	1,000,000	999,400
Walton Health Re 2019	7/18/2019	2,570,134	4,368,465
Walton Health Re 2022	7/13/2022	4,375,875	5,122,914
Walton Heath Re 2021	6/28/2021	2,699,838	1,194,438
White Heron Re 2022	12/20/2022	—	231,990
Woburn Re 2018	3/20/2018	12,298,158	897,214
Woburn Re 2019	1/30/2019	2,355,698	2,942,974
Total Restricted Securities			$687,367,344
% of Net assets			98.4%
Purchases and sales of securities (excluding short-term investments) for the six months ended April 30, 2023, aggregated $351,061,055 and $201,257,125, respectively.
At April 30, 2023, the net unrealized depreciation on investments based on cost for federal tax purposes of $720,553,270 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$54,235,671
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(76,424,239)
Net unrealized depreciation	$(22,188,568)
The accompanying notes are an integral part of these financial statements.
26Pioneer ILS Interval Fund | Semiannual Report | 4/30/23

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.
Level 1	–	unadjusted quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3	–	significant unobservable inputs (including the Adviser's own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of April 30, 2023, in valuing the Fund's investments:
	Level 1	Level 2	Level 3	Total
Insurance-Linked Securities
Collateralized Reinsurance
Multiperil – Massachusetts	$—	$—	$1,695,593	$1,695,593
Multiperil – U.S.	—	—	47,153,202	47,153,202
Multiperil – Worldwide	—	—	64,307,385	64,307,385
Windstorm – Florida	—	—	1,444,346	1,444,346
Windstorm – U.S.	—	—	110,110	110,110
Windstorm – U.S. Multistate	—	—	231,990	231,990
Windstorm – U.S. Regional	—	—	1,533,089	1,533,089
Reinsurance Sidecars
Multiperil – U.S.	—	—	25,174,769	25,174,769
Multiperil – U.S. Regional	—	—	—*	—*
Multiperil – Worldwide	—	—	421,642,931	421,642,931
All Other Insurance-Linked Securities	—	124,073,929	—	124,073,929
Open-End Fund	10,997,358	—	—	10,997,358
Total Investments in Securities	$10,997,358	$124,073,929	$563,293,415	$698,364,702
*	Securities valued at $0.
The accompanying notes are an integral part of these financial statements.
Pioneer ILS Interval Fund | Semiannual Report | 4/30/2327

Schedule of Investments  |  4/30/23
(unaudited) (continued)
The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):
Insurance- Linked Securities
Balance as of 10/31/22	$645,418,462
Realized gain (loss)(1)	(18,005,597)
Changed in unrealized appreciation (depreciation)(2)	24,926,814
Return of Capital	(263,471,466)
Purchases	331,715,109
Sales	(157,289,907)
Transfers in to Level 3*	—
Transfers out of Level 3*	—
Balance as of 4/30/23	$563,293,415
(1)	Realized gain (loss) on these securities is included in the realized gain (loss) from investments on the Statement of Operations.
(2)	Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.
*	Transfers are calculated on the beginning of period value. During the period ended April 30, 2023, there were no transfers in or out of Level 3.
Net change in unrealized appreciation (depreciation) of Level 3 investments still held and considered Level 3 at April 30, 2023:	$25,574,294
The accompanying notes are an integral part of these financial statements.
28Pioneer ILS Interval Fund | Semiannual Report | 4/30/23

Statement of Assets and Liabilities  |  4/30/23 (unaudited)
ASSETS:
Investments in unaffiliated issuers, at value (cost $704,544,464)	$698,364,702
Cash	17,837
Receivables —
Fund shares sold	107,000
Interest	1,171,893
Due from affiliates	3,668
Other assets	42,943
Total assets	$699,708,043
LIABILITIES:
Payables —
Investment securities purchased	$1,000,000
Fund shares repurchased	63,500
Trustees' fees	3,625
Professional fees	169,265
Transfer agent fees	67,435
Management fees	166,743
Administrative expenses	18,496
Accrued expenses	14,337
Total liabilities	$1,503,401
NET ASSETS:
Paid-in capital	$819,640,293
Distributable earnings (loss)	(121,435,651)
Net assets	$698,204,642
NET ASSET VALUE PER SHARE:
No par value
Based on $698,204,642/82,615,461 shares	$8.45
The accompanying notes are an integral part of these financial statements.
Pioneer ILS Interval Fund | Semiannual Report | 4/30/23 29

Statement of Operations (unaudited)
FOR THE SIX MONTHS ENDED 4/30/23
INVESTMENT INCOME:
Dividends from unaffiliated issuers	$31,063,144
Interest from unaffiliated issuers	8,385,422
Total Investment Income		$39,448,566
EXPENSES:
Management fees	$6,476,423
Administrative expenses	121,833
Transfer agent fees	210,445
Shareowner communications expense	30,327
Custodian fees	1,077
Registration fees	17,738
Professional fees	150,115
Printing expense	15,429
Officers' and Trustees' fees	25,988
Insurance expense	4,600
Miscellaneous	129,993
Total expenses		$7,183,968
Net investment income		$32,264,598
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers		$(19,802,762)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers		$39,814,986
Net realized and unrealized gain (loss) on investments		$20,012,224
Net increase in net assets resulting from operations		$52,276,822
The accompanying notes are an integral part of these financial statements.
30Pioneer ILS Interval Fund | Semiannual Report | 4/30/23

Statements of Changes in Net Assets
	Six Months Ended 4/30/23 (unaudited)	Year Ended 10/31/22
FROM OPERATIONS:
Net investment income (loss)	$32,264,598	$30,190,377
Net realized gain (loss) on investments	(19,802,762)	(25,978,747)
Change in net unrealized appreciation (depreciation) on investments	39,814,986	(19,596,434)
Net increase (decrease) in net assets resulting from operations	$52,276,822	$(15,384,804)
DISTRIBUTIONS TO SHAREOWNERS:
($0.22 and $0.17 per share, respectively)	$(21,627,167)	$(19,546,484)
Total distributions to shareowners	$(21,627,167)	$(19,546,484)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$45,197,143	$121,778,168
Reinvestment of distributions	4,270,048	3,828,499
Cost of shares repurchased	(188,424,289)	(267,085,897)
Net decrease in net assets resulting from Fund share transactions	$(138,957,098)	$(141,479,230)
Net decrease in net assets	$(108,307,443)	$(176,410,518)
NET ASSETS:
Beginning of period	$806,512,085	$982,922,603
End of period	$698,204,642	$806,512,085
	Six Months Ended 4/30/23 Shares (unaudited)	Six Months Ended 4/30/23 Amount (unaudited)	Year Ended 10/31/22 Shares	Year Ended 10/31/22 Amount
FUND SHARE TRANSACTION
Shares sold	5,580,638	$45,197,143	14,625,711	$121,778,168
Reinvestment of distributions	536,438	4,270,048	461,821	3,828,499
Less shares repurchased	(23,120,013)	(188,424,289)	(32,116,986)	(267,085,897)
Net decrease	(17,002,937)	$(138,957,098)	(17,029,454)	$(141,479,230)
The accompanying notes are an integral part of these financial statements.
Pioneer ILS Interval Fund | Semiannual Report | 4/30/2331

Statement of Cash Flows (unaudited)
FOR THE SIX MONTHS ENDED 4/30/23
Cash Flows From Operating Activities
Net increase in net assets resulting from operations	$52,276,822
Adjustments to reconcile net increase in net assets resulting from operations to net cash from operating activities:
Purchases of investment securities	$(89,356,591)
Proceeds from disposition and maturity of investment securities	204,024,125
Net proceeds of short term investments	13,948,171
Net accretion and amortization of discount/premium on investment securities	(383,894)
Net realized loss on investments in unaffiliated issuers	19,802,762
Change in unrealized appreciation on investments in unaffiliated issuers	(39,814,986)
Decrease in interest receivable	237,819
Increase in other assets	(18,365)
Decrease in management fees payable	(26,300)
Increase in Trustees' fees payable	3,625
Decrease in professional fees payable	(53,200)
Increase in transfer agent fees payable	31,082
Decrease in shareowner communication expense payable	(20,626)
Decrease in administrative expenses payable	(10,809)
Increase in accrued expenses payable	5,967
Net cash from operating activities	$160,645,602
Cash Flows Used In Financing Activities:
Proceeds from shares sold	45,090,143
Distributions to shareowners	(21,627,167)
Less shares repurchased	(188,360,789)
Reinvestment of distributions	4,270,048
Net cash flows used in financing activities	$(160,627,765)
NET INCREASE (DECREASE) IN CASH	$17,837
Cash:
Beginning of period*	$—
End of period*	$17,837
*	The following table provides a reconciliation of cash reported within the Statement of Assets and Liabilities that sum to the total of the same such amounts shown in the Statement of Cash Flows:

	Six Months Ended 4/30/23	Year Ended 10/31/22
Cash	$17,837	$ —
Total cash shown in the Statement of Cash Flows	$17,837	$ —
The accompanying notes are an integral part of these financial statements
32Pioneer ILS Interval Fund | Semiannual Report | 4/30/23

Financial Highlights
	Six Months Ended 4/30/23 (unaudited)	Year Ended 10/31/22	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19	Year Ended 10/31/18
Per Share Operating Performance
Net asset value, beginning of period	$8.10	$8.43	$8.88	$8.79	$9.93	$9.59
Increase (decrease) from investment operations:
Net investment income (loss)(a)	$0.35	$0.28	$0.30	$0.33	$0.06	$0.31
Net realized and unrealized gain (loss) on investments	0.22	(0.44)	(0.31)	0.31	(0.65)	0.17
Net increase (decrease) from investment operations	$0.57	$(0.16)	$(0.01)	$0.64	$(0.59)	$0.48
Distributions to shareowners:
Net investment income	$(0.22)	$(0.17)	$(0.44)(b)	$(0.55)(b)	$(0.55)(b)	$(0.14)
Total distributions	$(0.22)	$(0.17)	$(0.44)	$(0.55)	$(0.55)	$(0.14)
Net increase (decrease) in net asset value	$0.35	$(0.33)	$(0.45)	$0.09	$(1.14)	$0.34
Net asset value, end of period	$8.45	$8.10	$8.43	$8.88	$8.79	$9.93
Total return at net asset value(c)	7.17%(d)	(1.97)%	(0.11)%	7.77%	(5.85)%	5.04%
Ratio of net expenses to average net assets	1.94%(e)	1.88%	1.91%	1.93%	1.96%	1.95%
Ratio of net investment income (loss) to average net assets	8.72%(e)	3.41%	3.46%	3.92%	0.68%	3.19%
Portfolio turnover rate	28%(d)	45%	70%	60%	50%	42%
Net assets, end of period (in thousands)	$698,205	$806,512	$982,923	$876,126	$831,640	$991,447
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	The amount of distributions made to shareowners during the year was in excess of the net investment income earned by the Fund during the year.
(c)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(d)	Not annualized.
(e)	Annualized.
The accompanying notes are an integral part of these financial statements.
Pioneer ILS Interval Fund | Semiannual Report | 4/30/2333

Notes to Financial Statements  |  4/30/23
(unaudited)
1. Organization and Signiﬁcant Accounting Policies
Pioneer ILS Interval Fund (the “Fund”) was organized as a Delaware statutory trust on July 15, 2014. Prior to commencing operations on December 22, 2014, the Fund had no operations other than matters relating to its organization and registration as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The investment objective of the Fund is to seek total return.
Amundi Asset Management US, Inc., an indirect wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an affiliate of the Adviser, serves as the Fund’s distributor (the “Distributor”). Shares are offered at the Fund’s current net asset value (“NAV”) per share.
The Fund’s ability to accept offers to purchase shares may be limited when appropriate investments for the Fund are not available. Shares are generally available for purchase by registered investment advisers acting in a fiduciary capacity on behalf of their clients and by or through other qualified intermediaries and programs sponsored by such qualified financial intermediaries. Shares are also available to certain direct investors, which may be individuals, trusts, foundations and other institutional investors. Initial investments are subject to investment minimums described in the prospectus. Registered investment advisers and other financial intermediaries may impose different or additional minimum investment and eligibility requirements from those of the fund. The Adviser or the Distributor may waive the Fund’s minimum investment requirements.
The Fund is an “interval” fund and makes periodic offers to repurchase shares (See Note 6). Except as permitted by the Fund’s structure, no shareowner will have the right to require the Fund to repurchase its shares. No public market for shares exists, and none is expected to develop in the future. Consequently, shareowners generally will not be able to liquidate their investment other than as a result of repurchases of their shares by the Fund.
In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned
34Pioneer ILS Interval Fund | Semiannual Report | 4/30/23

discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2023. Management is evaluating the impact of ASU 2020-04 on the Fund's investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.
The Fund is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Rule 18f-4 requires a fund to establish and maintain a comprehensive derivatives risk management program, appoint a derivatives risk manager and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”), unless the fund uses derivatives in only a limited manner (a "limited derivatives user"). The Fund is currently a limited derivatives user for purposes of Rule 18f-4.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the ﬁnancial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of signiﬁcant accounting policies followed by the Fund in the preparation of its ﬁnancial statements:
A.	Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.
Pioneer ILS Interval Fund | Semiannual Report | 4/30/2335

Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Adviser may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.
Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value.
Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. The Adviser is designated as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Adviser may use fair
36Pioneer ILS Interval Fund | Semiannual Report | 4/30/23

value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.
B.	Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.	Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
Pioneer ILS Interval Fund | Semiannual Report | 4/30/2337

D.	Federal Income Taxes
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of April 30, 2023, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended October 31, 2022 was as follows:
2022
Distributions paid from:
Ordinary income	$19,546,484
Total	$19,546,484
The following shows the components of distributable earnings (losses) on a federal income tax basis at October 31, 2022:
2022
Distributable earnings/(losses):
Undistributed ordinary income	$12,375,531
Capital loss carryforward	(102,457,283)
Net unrealized depreciation	(62,003,554)
Total	$(152,085,306)
The difference between book-basis and tax-basis net unrealized depreciation is attributable to the tax adjustments relating to wash sales and ILS securities.
38Pioneer ILS Interval Fund | Semiannual Report | 4/30/23

E.	Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inﬂation, changes in interest rates, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, ﬁnancial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Recently, inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Fund's investments, impair the Fund's ability to satisfy redemption requests, and negatively impact the Fund's performance.
The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue to affect adversely the value and liquidity of the Fund's investments. Following Russia’s invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund's assets may go down.
Pioneer ILS Interval Fund | Semiannual Report | 4/30/2339

Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
The Fund invests primarily in insurance-linked securities (“ILS”). ILS may include event-linked bonds (also known as insurance-linked bonds or catastrophe bonds), quota share instruments (also known as “reinsurance sidecars”), collateralized reinsurance investments, industry loss warranties, event-linked swaps, securities of companies in the insurance or reinsurance industries, and other insurance and reinsurance-related securities. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. ILS carry significant risk. See note 1.G.
The Fund may invest in securities and other obligations of any credit quality, including those that are rated below investment grade ("high yield"), or are unrated but are determined by the Adviser to be of equivalent credit quality. Below investment grade securities are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. Below investment grade securities, including floating rate loans, involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.
The market prices of the Fund's fixed income securities may fluctuate significantly when interest rates change. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. For example, if interest rates increase by 1%, the value of a Fund's portfolio with a portfolio duration of ten years would be expected to decrease by 10%, all other things being equal. In recent years interest rates and credit spreads in the U.S. have been at historic lows. The U.S. Federal Reserve has raised certain interest rates, and interest rates may continue to go up. A general rise in interest rates could adversely
40Pioneer ILS Interval Fund | Semiannual Report | 4/30/23

affect the price and liquidity of fixed income securities. The maturity of a security may be significantly longer than its effective duration. A security's maturity and other features may be more relevant than its effective duration in determining the security's sensitivity to other factors affecting the issuer or markets generally, such as changes in credit quality or in the yield premium that the market may establish for certain types of securities (sometimes called "credit spread"). In general, the longer its maturity the more a security may be susceptible to these factors. When the credit spread for a fixed income security goes up, or "widens," the value of the security will generally go down.
If an issuer or guarantor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The Fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.
The Fund may invest a significant amount of its total assets in illiquid securities. Illiquid securities are securities that the Fund reasonably expects cannot be sold or disposed of in the current market in seven calendar days or less without the sale or disposition significantly changing the market value of the securities.
The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, less liquid trading markets, extreme price volatility, currency risks, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets, and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Fund's return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.
Pioneer ILS Interval Fund | Semiannual Report | 4/30/2341

Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.
The Fund's investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate) or SOFR (Secured Overnight Financing Rate). ICE Benchmark Administration, the administrator of LIBOR, has ceased publication of most LIBOR settings on a representative basis and is expected to cease publication of the remaining U.S. dollar LIBOR settings on a representative basis after September 30, 2024. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Markets are developing in response to these new rates, but questions around liquidity in these rates and how to appropriately adjust these rates to eliminate any economic value transfer at the time of transition remain a significant concern. The effect of any changes to - or discontinuation of - LIBOR on the Fund will vary depending on, among other things, existing fallback provisions in individual contracts and whether, how, and when industry participants develop and widely adopt new reference rates and fallbacks for both legacy and new products and instruments. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that rely on LIBOR. The transition may also result in a reduction in the value of certain LIBOR-based investments held by the Fund or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses for the Fund. Because the
42Pioneer ILS Interval Fund | Semiannual Report | 4/30/23

usefulness of LIBOR as a benchmark may deteriorate during the transition period, these effects could occur at any time.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identiﬁed. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneﬁcial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other ﬁnancial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in ﬁnancial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases or sales or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory ﬁnes, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
F.	Restricted Securities
Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualiﬁed institutional investors under the provisions of Rule 144A of the Securities Act of 1933.
Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difﬁcult to
Pioneer ILS Interval Fund | Semiannual Report | 4/30/2343

achieve. Restricted investments held by the Fund at April 30, 2023 are listed in the Schedule of Investments.
G.	Insurance-Linked Securities (“ILS”)
The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as deﬁned within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a speciﬁc size or magnitude that occur in a designated geographic region during a speciﬁed time period, and/or that involve losses or other metrics that exceed a speciﬁc amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry signiﬁcant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude speciﬁed by the instrument. In addition to the speciﬁed trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
The Fund’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to speciﬁc risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.
Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund’s structured reinsurance investments, and therefore the Fund’s assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities
44Pioneer ILS Interval Fund | Semiannual Report | 4/30/23

also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.
H.	Statement of Cash Flows
Information on financial transactions which have been settled through the receipt or disbursement of cash or restricted cash is presented in the Statement of Cash Flows. Cash as presented in the Fund's Statement of Assets and Liabilities includes cash on hand at the Fund's custodian bank and does not include any short-term investments. As of and for the six months ended April 30, 2023, the Fund had no restricted cash presented on the Statement of Assets and Liabilities.
2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees payable under the Fund’s Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 1.75% of the Fund’s average daily net assets up to $1 billion, and 1.70% of the Fund’s average daily net assets over $1 billion. For the six months ended April 30, 2023, the effective management fee was equivalent to 1.75% (annualized) of the Fund’s average daily net assets.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due from affiliates” reflected on the Statement of Assets and Liabilities is $3,668 in certain other reimbursements receivable from the Adviser at April 30, 2023.
3. Compensation of Officers and Trustees
The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. Except for the chief compliance officer, the Fund does not pay any salary or other compensation to its officers. The Fund pays a portion of the chief compliance officer's compensation for his services as the Fund's chief compliance officer. Amundi US pays the remaining portion of the chief compliance officer's compensation. For the six months ended April 30, 2023, the Fund paid $25,988 in Officers' and Trustees' compensation, which is reflected on the Statement of Operations as Officers' and Trustees' fees. At April 30, 2023, on its Statement of Assets and Liabilities, the Fund had a payable for Trustees' fees of $3,625 and a payable for administrative expenses of $18,496, which includes the payable for Officers' compensation.
Pioneer ILS Interval Fund | Semiannual Report | 4/30/2345

4. Transfer Agent
BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended April 30, 2023, such out-of-pocket expenses were $30,327.
5. Repurchase Offers
The Fund is a closed-end “interval” fund. The Fund has adopted, pursuant to Rule 23c-3 under the 1940 Act, a fundamental policy, which cannot be changed without shareowner approval, requiring the Fund to offer to repurchase at least 5% and up to 25% of the Fund’s outstanding shares at NAV on a regular schedule.
The Fund is required to make repurchase offers every three months. Quarterly repurchase offers occur in the months of January, April, July and October. The Fund will typically seek to conduct quarterly repurchase offers for 10% of the Fund’s outstanding shares at their NAV per share unless the Fund’s Board of Trustees has approved a higher or lower amount for that repurchase offer. Repurchase offers in excess of 5% are made solely at the discretion of the Fund’s Board of Trustees and investors should not rely on any expectation of repurchase offers in excess of 5%. Even though the Fund makes quarterly repurchase offers investors should consider the Fund’s shares illiquid.
In the event a repurchase offer by the Fund is oversubscribed, the Fund may repurchase, but is not required to repurchase, additional shares up to a maximum amount of 2% of the outstanding shares of the Fund. If the Fund determines not to repurchase additional shares beyond the repurchase offer amount, or if shareowners submit for repurchase an amount of shares greater than that which the Fund is entitled to repurchase, the Fund will repurchase the shares submitted for repurchase on a pro rata basis.
46Pioneer ILS Interval Fund | Semiannual Report | 4/30/23

Shares repurchased during the six months ended April 30, 2023 were as follows:
Commence- ment Date	Repurchase Request Deadline	Repurchase Pricing Date	NAV on Repurchase Pricing Date	Percentage of Outstanding Shares the Fund Offered to Repurchase	Amount of Shares the Fund Offered to Repurchase	Percentage of Shares Tendered That Were Repurchased	Number of Shares Tendered
10/21/22	11/28/22	12/12/22	$8.06	12%*	12,430,284.88	116.9259%	14,534,222.510**
1/20/23	2/21/23	3/6/23	$8.25	12%*	11,220,747.94	124,3334%	13,951,137.464**
4/14/23	5/15/23	5/30/23	$8.49	12%*	10,197,116.59	76.5324%	7,804,097.280
* The Fund repurchased an additional 2% of the outstanding shares of the Fund to accomodate shareholder repurchase requests.
** Shareholder repurchase requests exceeded the amount of shares that the Fund was entitled to repurchase. The Fund repurchased shares submitted for repurchase on a pro-rata basis.
Pioneer ILS Interval Fund | Semiannual Report | 4/30/2347

Trustees, Officers and Service Providers
Trustees
Thomas J. Perna, Chairman
John E. Baumgardner, Jr.
Diane Durnin
Benjamin M. Friedman
Lisa M. Jones
Lorraine H. Monchak
Craig C. MacKay
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes
Officers
Lisa M. Jones, President and
Chief Executive Officer
Anthony J. Koenig, Jr., Treasurer
and Chief Financial and
Accounting Officer
Christopher J. Kelley, Secretary and
Chief Legal Officer

Investment Adviser and Administrator
Amundi Asset Management US, Inc.
Custodian and Sub-Administrator
The Bank of New York Mellon Corporation
Independent Registered Public Accounting Firm
Ernst & Young LLP
Legal Counsel
Morgan, Lewis & Bockius LLP
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
48Pioneer ILS Interval Fund | Semiannual Report | 4/30/23

How to Contact Amundi
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.
Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms
1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions
1-800-225-4321
Retirement plans information	1-800-622-0176
Write to us:

Amundi
P.O. Box 534427
Pittsburgh, PA 15253-4427
Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com (for general questions about Amundi only)
Visit our web site: www.amundi.com/us
This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us
Securities offered through Amundi Distributor US, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2023 Amundi Asset Management US, Inc. 28630-08-0623

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s Board of Trustees has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the Board of Trustees, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent Trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS

APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES

PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I—POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Asset Management US, Inc., the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II—POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
I. AUDIT SERVICES	Services that are directly related to performing the independent audit of the Funds

•  Accounting research assistance

•  SEC consultation, registration statements, and reporting

•  Tax accrual related matters

•  Implementation of new accounting standards

•  Compliance letters (e.g. rating agency letters)

•  Regulatory reviews and assistance regarding financial matters

•  Semi-annual reviews (if requested)

•  Comfort letters for closed end offerings

II. AUDIT-RELATED SERVICES	Services which are not prohibited under Rule 210.2-01(C)(4) (the “Rule”) and are related extensions of the audit services support the audit, or use the knowledge/expertise gained from the audit procedures as a foundation to complete the project. In most cases, if the Audit-Related Services are not performed by the Audit firm, the scope of the Audit Services would likely increase. The Services are typically well-defined and governed by accounting professional standards (AICPA, SEC, etc.)	• AICPA attest and agreed-upon procedures • Technology control assessments • Financial reporting control assessments • Enterprise security architecture assessment

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  “One-time” pre-approval for the audit period for all pre-approved specific service subcategories. Approval of the independent auditors as auditors for a Fund shall constitute pre approval for these services.

• A summary of all such services and related fees reported at each regularly scheduled Audit Committee meeting.

• “One-time” pre-approval for the fund fiscal year within a specified dollar limit for all pre-approved specific service subcategories	• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

• Specific approval is needed to exceed the pre-approved dollar limit for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)
• Specific approval is needed to use the Fund’s auditors for Audit-Related Services not denoted as “pre-approved”, or to add a specific service subcategory as “pre-approved”

SECTION III—POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
III. TAX SERVICES	Services which are not prohibited by the Rule, if an officer of the Fund determines that using the Fund’s auditor to provide these services creates significant synergy in the form of efficiency, minimized disruption, or the ability to maintain a desired level of confidentiality.	• Tax planning and support o Tax controversy assistance o Tax compliance, tax returns, excise tax returns and support o Tax opinions

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
• “One-time” pre-approval for the fund fiscal year within a specified dollar limit	• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.
• Specific approval is needed to exceed the pre-approved dollar limits for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)
• Specific approval is needed to use the Fund’s auditors for tax services not denoted as pre-approved, or to add a specific service subcategory as “pre-approved”

SECTION III—POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
IV. OTHER SERVICES A. SYNERGISTIC, UNIQUE QUALIFICATIONS	Services which are not prohibited by the Rule, if an officer of the Fund determines that using the Fund’s auditor to provide these services creates significant synergy in the form of efficiency, minimized disruption, the ability to maintain a desired level of confidentiality, or where the Fund’s auditors posses unique or superior qualifications to provide these services, resulting in superior value and results for the Fund.	• Business Risk Management support • Other control and regulatory compliance projects

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
• “One-time” pre-approval for the fund fiscal year within a specified dollar limit	• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.
• Specific approval is needed to exceed the pre-approved dollar limits for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

•  Specific approval is needed to use the Fund’s auditors for “Synergistic” or “Unique Qualifications” Other Services not denoted as pre-approved to the left, or to add a specific service subcategory as “pre-approved”

SECTION III—POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
PROHIBITED SERVICES	Services which result in the auditors losing independence status under the Rule.

1. Bookkeeping or other services related to the accounting records or financial statements of the audit client*

2. Financial information systems design and implementation*

3. Appraisal or valuation services, fairness* opinions, or contribution-in-kind reports

4. Actuarial services (i.e., setting actuarial reserves versus actuarial audit work)*

5. Internal audit outsourcing services*

6. Management functions or human resources

7. Broker or dealer, investment advisor, or investment banking services

8. Legal services and expert services unrelated to the audit

9. Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  These services are not to be performed with the exception of the(*) services that may be permitted if they would not be subject to audit procedures at the audit client (as defined in rule 2-01(f)(4)) level the firm providing the service.

• A summary of all services and related fees reported at each regularly scheduled Audit Committee meeting will serve as continual confirmation that has not provided any restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

•	For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

•

Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

•	At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

N/A

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

N/A

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer ILS Interval Fund

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President and Chief Executive Officer
Date July 7, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President and Chief Executive Officer

Date July 7, 2023

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.
Anthony J. Koenig, Jr., Managing Director, Chief Operations Officer & Treasurer of the Funds
Date July 7, 2023

* Print the name and title of each signing officer under his or her signature.